Annual Meeting of Shareholders Nasdaq: KRNY October 27, 2016 Exhibit 99.2

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp.
(the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control).  In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual
Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements:
•
the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations,
•
the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the
Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations,
•
the impact of changes in financial services laws and regulations (including laws concerning taxation, banking, securities and insurance),
•
changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting
Standards Board (“FASB”) or the Public Company Accounting Oversight Board,
•
technological changes.
•
competition among financial services providers and,
•
the success of the Company at managing the risks involved in the foregoing and managing its business.
The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Forward Looking Statements

NEW YORK
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
NEW YORK CITY
UNION
HUNTERDON
STATEN ISLAND
SOMERSET
MIDDLESEX
MERCER
PENNSYLVANIA
Trenton
MONMOUTH
NEW JERSEY
OCEAN
BURLINGTON
Atlantic Ocean
GLOUCESTER
CAMDEN
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY
Corporate Headquarters
120 Passaic Avenue
Fairfield, NJ 07004
Branch Locations

Overview of Kearny Financial Corp
1)
As of October 24, 2016
2)
As of June 30, 2016
Source: SNL Financial, Company Filings
•
Founded in 1884
•
9
th
Largest New Jersey based deposit franchise
–
42 branch locations in 11 counties throughout Northern
and Central New Jersey and Southern New York
–
Top 15 deposit market share in the counties of Bergen,
Hudson, Ocean, and Monmouth, New Jersey ²
•
Active acquirer
–
Completed 5 bank acquisitions since 1999 including
most recently Brooklyn, NY based Atlas Bank in June,
2014
(dollars in millions)
as of June 30, 2016
Total Assets
$4,500.1
Total Deposits
$2,694.8
Total Loans
$2,677.3
Corporate Headquarters
Fairfield, NJ
Branches
42
Market Capitalization¹
$1,250.4

Kearny Bank Mission Statement
Kearny Bank is dedicated to providing professional service and sound financial advice to our client and shareholder base.  This is successfully accomplished through deep-rooted guiding principles of strong values consisting of ethics and integrity, and by giving back to the communities we serve.  Through our financial expertise, strong leadership, and loyal relationships, we help our clients achieve their financial goals both for today and for tomorrow.

PEOPLE

RELATIONSHIPS

PERFORMANCE

PEOPLE

RELATIONSHIPS

PERFORMANCE

Core Values
People
Our significant stakeholders, including employees, current and future customers, stockholders, and the communities we serve.
Relationships
Delivery of superior service, a keen understanding of clients’ needs, and a welcoming environment has resulted in high levels of customer satisfaction, loyalty, and strong long-lasting relationships.
Performance
A strong resolve to remain true to sound, conservative practices, and superior customer service which has led to steady progress and growth throughout the years

Kearny Value Chain
•
Optimization of asset mix
–
Grow and diversify our commercial real estate lending portfolio
–
Expand our commercial lending business into new markets
–
Increase residential mortgage lending
–
Reinvest cashflows
from the investment portfolio into loans while still maintaining a diverse composition and allocation to reduce exposure to long term interest rate risk
•
Shift funding mix to focus more on core deposits: noninterest and interest bearing non-maturity deposits
•
Expand existing fee based business lines (Mortgage Banking & SBA Lending)
•
Control noninterest expense
•
Significant opportunities to grow in market and in contiguous markets
•
Conservative lending policies and strong credit culture
•
Focused and disciplined approach to M&A

Shohola Falls
West Point
Montague
Sussex
Franklin
Newton
West Milford
Paterson
Yonkers
New York
Jersey City
Elizabeth
Edison
Middletown
Freehold
Lakewood
Toms River
Hammonton
Egg Harbor City
Vineland
Bridgeton
Millville
Stamford
New Rochelle
Glen Cove
Freeport
Long Beach

Attractive Market Demographics
Note Deposit numbers as of June 30, 2016
1)
Defined as the New York-Northern New Jersey-Long Island MSA
Source: SNL Financial
•
Attractive markets
•
Part of the largest
MSA¹ in the U.S
•
Opportunities still exist
for organic growth in
existing branch footprint
•
Weighted average
median 2017 projected
household income in
Kearny franchise
counties was $78,304
vs. $57,462 median
household income
nationwide
–
Household income
poised to grow
New York Market Demographics by County
County
Kearny
Market
Rank
Number
of
Branches
Kearny
Deposits
in Market
($000)
Market
Share
(%)
Projected
Population
Change
2017-2022
(%)
Median
HHI
2017
($)
Projected
HHI
Change
2017-2022
(%)
Kings
31
1
55,179
0.11
3.72
50,530
10.45
Richmond
19
1
10,073
0.08
1.62
73,481
2.84
Weighted Average: New York  Franchise
3.40
54,073
9.28
Aggregate: Entire State of New York
1.99
62,222
6.04
Aggregate: National
3.77
57,462
7.27
New Jersey Market Demographics by County
County
Kearny
Market
Rank
Number
of
Branches
Kearny
Deposits
in Market
($000)
Market
Share
(%)
Projected
Population
Change
2017-2022
(%)
Median
HHI
2017
($)
Projected
HHI
Change
2017-2022
(%)
Hudson
9
2
853,266
2.85
4.15
62,864
7.36
Bergen
15
9
818,446
1.63
3.03
88,821
5.49
Monmouth
12
12
503,448
2.12
0.51
92,229
7.60
Ocean
13
6
220,477
1.46
2.23
67,134
8.74
Middlesex
22
3
163,649
0.50
2.98
84,008
8.36
Morris
20
3
161,363
0.69
1.40
105,146
7.10
Essex
19
3
141,179
0.62
1.94
58,124
7.36
Union
26
1
55,906
0.22
2.94
72,505
8.38
Passaic
19
1
33,663
0.26
1.88
63,674
7.28
Weighted Average: New Jersey  Franchise
2.71
78,839
7.04
Aggregate: Entire State of New Jersey
1.82
75,854
8.08
Aggregate: National
3.77
57,462
7.27

$1,268
$1,284
$1,361
$1,741
$2,103
$2,677
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
Total Loans
Loan Portfolio Growth
Kearny Financial
Corp. Historical Loan Growth (dollars in millions)
•
Loan growth focus:
–
Expand upon expertise in commercial real estate, C&I, multifamily, SBA, and construction lending;
–
Continue to hire additional commercial lenders and credit administration personnel to increase market share;
–
Lift out small teams of residential lenders to fill in strategic gaps in current footprint (NY, NJ, PA);
•
Over $500 million in organic commercial loan originations in fiscal 2016;
•
Solid
mortgage
banking
pipeline
growth
during
4
th
quarter
of
fiscal
2016

Loan Portfolio Composition
•
As of June 30, 2016 KRNY had $2.7 billion in loans
receivable, comprising 59.5% of total assets
•
Kearny’s yield on loans was 3.92% for the 2016 fiscal year
•
Kearny continues to make progress towards its intended
shift in loan mix
•
Maintain conservative underwriting and credit standards
•
Avg. LTV
–
1-4 Family: 55%
–
Multifamily: 66%
–
CRE: 63%
MRQ
Loan Portfolio
0%
20%
40%
60%
80%
100%
2014FY
2015FY
2016FY
1-4 Family
Multifamily
CRE
C&D
Consumer
Commercial
1-4 Family - 22.6%
Multifamily - 38.9%
CRE - 30.7%
C&D - 0.1%
Consumer - 4.3%
Commercial - 3.3%
New York
36%
New Jersey
59%
PA
4%
Outside (NY, NJ
& PA Markets)
1%
Other
5%
CRE, Multifamily & Resi. Portfolio Distribution

$531 MILLION
In Recent Commercial Loans
and Still Counting!
We have the know-how and experience to help with your next project, no matter the size or complexity. So when you're looking for commercial financing, think local.
$20,000,000 Mortgage Refinance 376 Unit Apartment Building Burlington County, NJ
$17,100,000 Mortgage Refinance 153 Unit Garden Apartment Complex In Pennsylvania
$14,000,000 Mortgage Refinance Commercial Building Brooklyn, NY
$12,500,000 Mortgage Refinance Mixed-Use Building Hoboken, NJ
$9,000,000 Mortgage Refinance Commercial Buildings Mercer County, NJ
$3,100,000 Mortgage Refinance Office Complex West Caldwell, NJ
Make Kearny Bank your lending source... For Today. For Tomorrow.
kearnybank
For today. For tomorrow.
1-800-273-3406 • 42 Regional Offices
kearnybank.com
MEMBER FDIC

9 Commercial Lending Success Continues

Credit Metrics
1)
NPAs as defined by SNL to include nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
2)
Peer group as shown on page 19
Note:  Peer comparison periods changed to conform to the same time periods as Kearny Financial Corp.’s fiscal periods (June 30 fiscal year-end)
Source: SNL Financial
NPAs / Assets¹
Loan Loss Reserves / Gross Loans
•
Kearny has been successful in reducing its percentage of nonperforming assets over the past four calendar years
•
Kearny’s conservative underwriting standards and prompt attention to potential problem loans supports consistently superior asset quality
•
Continue to refine ALLL methodology based on growth and changes to loan portfolio
•
ALLL coverage ratio increased by 55.3% to 0.91% in fiscal 2016
0.92%
1.34%
1.18%
0.86%
0.64%
0.49%
1.58%
1.69%
1.15%
0.74%
0.61%
0.60%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
KRNY
Peer Median²
0.93%
0.79%
0.80%
0.71%
0.74%
0.91%
1.28%
1.08%
1.14%
1.08%
0.88%
0.89%
0.0%
0.5%
1.0%
1.5%
2.0%
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
KRNY
Peer Median²

Securities Portfolio
Source: SNL Financial, Company Filings
•
Kearny’s yield on securities was 2.02% for the 2016 fiscal year, a decrease of 6 basis points from 2015
•
Kearny is working to reduce the portion of securities as a percent of total assets
–
As of June 30, 2016, 27.8% of Kearny’s total assets were comprised of securities as compared to 42.2% of total assets at June 30, 2011
MRQ Securities
Portfolio
Yield on Securities
3.15%
2.69%
2.16%
2.08%
2.08%
2.02%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
U.S. Agency Obligations - 7.31%
Municipal Bonds - 8.84%
CLO & ABS Securities - 16.79%
Corporate Bonds - 10.99%
TPS - 0.61%
Agency MBS - 55.45%
Non-Agency MBS - 0.01%

Deposit Composition
MRQ Deposit
Portfolio
•
Kearny Financial Corp. had $2.69 billion in
deposits as of June
30, 2016
–
The
quarter
ended
June
30,
2016’s
cost
of
total deposits was  0.72% down from 1.06%
for the quarter ended June 30, 2011
•
Shift deposit mix to more core deposits:
interest bearing non-maturity and
noninterest bearing
•
Increase term funding ahead of rising rates
•
Challenging deposit gathering environment
in Northeast
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2014FY
2015FY
2016FY
Noninterest bearing deposits
Interest bearing DDA
Savings and clubs
Certificates of deposit
Noninterest bearing
deposits - 8.9%
Interest bearing DDA -
27.2%
Savings and clubs -
19.1%
Certificates of deposit -
44.8%

Improving Performance Metrics
Profitability
Efficiency Ratio
Performance Metrics
•
Performance metrics are improving
•
Since 2010 Kearny has nearly doubled the
portion of operating revenue derived from
noninterest sources
•
Both efficiency ratio and ROAA have
improved over the past three years
$5,078
$6,506
$10,188
$5,629
$15,822
0.18%
0.19%
0.32%
0.32%
0.36%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
0.40%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
2012FY
2013FY
2014FY
2015FY
2016FY
Net Income
Core ROAA
77.45%
83.02%
76.52%
76.89%
68.50%
60.00%
65.00%
70.00%
75.00%
80.00%
85.00%
90.00%
2012FY
2013FY
2014FY
2015FY
2016FY
Core Efficiency Ratio
$70,180
$66,257
$73,821
$80,608
7.18%
9.23%
8.46%
7.92%
10.26%
2.65%
2.50%
2.44%
2.34%
2.35%
$60,000
$65,000
$70,000
$75,000
$80,000
$85,000
$90,000
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2012FY
2013FY
2014FY
2015FY
2016FY
Net Interest Income
Noninterest Inc/ Operating Rev
Net Interest Margin

12.0%
12.1%
11.3%
10.8%
25.8%
23.9%
10.0%
10.2%
9.5%
9.6%
11.2%
11.8%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
KRNY
Peer Median¹
25.3%
25.4%
21.8%
20.5%
47.2%
38.8%
14.5%
14.7%
15.2%
15.0%
17.0%
14.8%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
KRNY
Peer Median¹
24.5%
24.6%
21.1%
19.8%
46.5%
37.9%
13.0%
13.6%
13.5%
12.6%
13.3%
13.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
KRNY
Peer Median¹
13.5%
13.5%
11.8%
11.3%
25.6%
23.7%
9.3%
9.5%
9.0%
9.2%
9.2%
9.7%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2011FY
2012FY
2013FY
2014FY
2015FY
2016FY
KRNY
Peer Median¹
Maintenance of Strong Capital Ratios
1)
Peer group as shown on page 19
Source: SNL Financial.  Bank level financial numbers used where unavailable at the holding company
Tangible Common Equity to Tangible Assets
Tier 1 Leverage Ratio
Tier 1 Risk Based Capital Ratio
Risk-Based Capital Ratio

M&A History and Strategy
Source: SNL Financial, Company Filings
Seller
Completed
Type
Assets
($000)
Branches
Atlas Bank
June 30, 2014
Thrift
110,480
2
Central Jersey Bancorp
November 30, 2010
Bank
571,295
13
West Essex Bancorp
July 1, 2003
Thrift
390,333
8
Pulaski Bancorp, Inc. MHC
October 18, 2002
Thrift
237,596
6
1
st
Bergen
Bancorp
March 31, 1999
Thrift
300,755
4
•
Kearny is an experienced acquirer and integrator, having successfully completed 5 bank acquisitions over the past 15 years
•
Kearny actively seeks out opportunities to deploy capital, including through mergers and acquisitions with other financial institutions
–
The greatest emphasis of future expansion opportunities will be on expanding within existing markets or areas contiguous to current markets
–
In addition to acquiring banks and their branches, the Company will also consider opportunities to broaden the product and services offerings of the bank
–
Management is sensitive to key merger metrics such as TBV dilution and earn-back periods

•
Robust capital to support continued growth
–
The second step offering allows Kearny to pursue organic and strategic growth opportunities that will continue Kearny’s historically strong loan growth
•
Facilitates future mergers and acquisitions
–
Allows for increased flexibility to use common stock while bidding for potential strategic targets
–
Potential to make Kearny a more attractive participant in the mergers and acquisitions market, particularly in the NY, NJ, and PA market places
–
Larger public float and strong liquidity results in an active market for Kearny’s common stock. Average daily trading volume 508,616 shares
•
Index membership
–
ABA Nasdaq Indices (ABAQ, ABQI, QABA, XABQ)
–
Nasdaq Bank Index
–
Russel 2000
A Stronger Kearny Financial

•
Traditional Relationship Banking Focus
–
Growth/ Diversification of loan mix: CRE/Multifamily/C&I/SBA/Residential/Construction/Consumer
–
Grow funding thru traditional deposit sources utilizing a technological focus: mobile banking/on-line account opening/RDC
•
Growth/Opportunities
–
Mortgage banking platform (Fee income)
–
SBA (Fee Income)
–
Government & Small Business Banking teams
•
Expand customer relationships
–
Extraordinary service
–
Competitively priced products and services
–
Digital marketing/On-boarding
•
Utilize Traditional Capital Market Strategies
–
Dividends
–
Buybacks (10% Buyback announced 5/18/2016)
–
M&A
•
Control operating expenses
–
Technology
–
Business line profitability analysis
–
Branch rationalization vs new branching opportunities
2016 Strategic Focus

(20%)
0%
20%
40%
60%
80%
100%
120%
1/1/12
7/1/12
1/1/13
7/1/13
1/1/14
7/1/14
1/1/15
7/1/15
1/1/16
7/1/16
KRNY
KRNY Peers
S&P 500
Comparative Stock Price Performance
Note: Market data as of October 24, 2016
1)
Peer group as shown on page 19
Source: SNL Financial
Stock Price Performance since January 1, 2012
103.4%
66.2%
71.1%

Peer Group Valuation Comparison
Note: Market data as of October
24, 2016
Source: SNL Financial
($ in thousands)
Total
Price/
Peer Company
Ticker
Headquarters
Assets
TBV
Flushing Financial Corporation
FFIC
Uniondale, NY
$5,987
133%
Dime Community Bancshares, Inc.
DCOM
Brooklyn, NY
$5,556
127%
ConnectOne Bancorp, Inc.
CNOB
Englewood Cliffs, NJ
$4,263
162%
OceanFirst Financial Corp.
OCFC
Toms River, NJ
$4,047
148%
Meridian Bancorp, Inc.
EBSB
Peabody, MA
$3,929
145%
Northfield Bancorp, Inc.
NFBK
Woodbridge, NJ
$3,741
136%
Oritani Financial Corp.
ORIT
Township of Washington, NJ
$3,669
135%
Peapack-Gladstone Financial Corporation
PGC
Bedminster, NJ
$3,605
122%
Bryn Mawr Bank Corporation²
BMTC
Bryn Mawr, PA
$3,174
214%
Blue Hills Bancorp, Inc.
BHBK
Norwood, MA
$2,241
105%
Sun Bancorp, Inc.
SNBC
Mount Laurel, NJ
$2,187
193%
Clifton Bancorp Inc.
CSBK
Clifton, NJ
$1,286
115%
Mean
3,640
145%
Median
3,705
135%
124%
133%
127%
162%
148%
145%
136%
135%
122%
214%
105%
193%
115%
50%
70%
90%
110%
130%
150%
170%
190%
210%
230%
KRNY
FFIC
DCOM
CNOB
OCFC
EBSB
NFBK
ORIT
PGC
BMTC
BHBK
SNBC
CSBK
Peer Median P/TBV: 135%